UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2013

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Financial Officer

On June 20, 2013, the Company announced that Jay Zager, the Company’s Executive Vice President and Chief Financial Officer, will be retiring at the end of August 2013.  The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Appointment of Interim Chief Financial Officer

The Board of Directors of Axcelis Technologies, Inc. appointed Kevin J. Brewer, 54, currently serving as the Company’s Executive Vice President, Operations, to also serve as the Company’s Interim Chief Financial Officer beginning July 1, 2013.  At that time, Mr. Zager will resign as Chief Financial Officer, continuing to hold the title of Executive Vice President, Finance until his retirement on August 23, 2013.  The Company will undertake an external search for a Chief Financial Officer.

Item 9.01                        Financial Statements and Exhibits

(d)                                               Exhibits

99.1                        Press Release dated June 20, 2013. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2013	Axcelis Technologies, Inc.

	By:	/s/ LYNNETTE C. FALLON
Lynnette C. Fallon,
Executive Vice President HR/Legal and General Counsel